UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
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RING ENERGY, INC.
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{JK01385352.10 } Proxy Statement

{JK01385352.10 } Ring Energy, Inc. (NYSE American: REI) is a growth oriented independent oil and natural gas company headquartered in The Woodlands, Texas. It is focused on the acquisition, exploration and development of high-quality, oil and liquids rich assets in the Permian Basin of Texas and New Mexico which is recognized as the top producing oil basin in North America. Formed in 2012, Ring Energy has aggressively sought to acquire select low decline, long-life hydrocarbon producing properties with highly economic drilling opportunities that can be developed in future years. With over 100 years of combined industry experience in most of the oil and gas producing basins in the United States, coupled with the careful application of new and emerging geoscience, engineering, drilling and completion technologies, and long-established industry relationships, REI is poised for profitability and success.

{JK01385352.10 } A Special Meeting of Stockholders (the “Special Meeting”) of Ring Energy, Inc., a Nevada corporation (“Ring” or the “Company”), will be held on Tuesday, November 16, 2021, at 10:00 a.m., Central Time, in Ring’s office building, located at 1725 Hughes Landing Blvd., The Woodlands, TX 77380. You will be asked to consider and to approve the following proposal: This proxy statement and accompanying proxy card are being mailed to our stockholders on or about October [__], 2021. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for examination at our offices during normal business hours for a period of ten (10) calendar days prior to the Special Meeting and will also be available during the Special Meeting for inspection by our stockholders. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE, OR VOTE YOUR SHARES USING THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS PROVIDED. We thank you for your continued support and look forward to seeing you at the Special Meeting. The Woodlands, Texas [_•_], 2021 By Order of the Board of Directors, Travis T. Thomas Executive Vice President, Chief Financial Officer, Corporate Secretary & Treasurer IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON N OVE MB E R 16, 2021 The Notice of Special Meeting, Proxy Statement, and Annual Report to Stockholders for the year ended December 31, 2020, are available on Ring Energy, Inc.’s website at www.ringenergy.com. PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED SEPTEMBER [_], 2021 Tuesday, November 16, 2021

{JK01385352.10 } TABLE OF CONTENTS OVERVIEW Joint Letter to Stockholders Questions And Answers About the Special Meeting And Voting PROPOSAL 1: AMENDMENT OF THE ARTICLES OF INCORPORATION Background Text of the Proposed Amendment Reasons for the Proposed Amendment Possible Effects of the Proposed Amendment Interests of Directors and Executive Officers Vote Required Recommendation of the Board STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2022 ANNUAL MEETING AND OTHER ITEMS Summary of Procedures For Submitting a Proposal or Nominating a Director Other Business Annual Report

Proxy Statement 1 {JK01385352.10 } On behalf of the Board of Directors of Ring Energy, Inc., we are pleased to invite you to our Special Meeting of Stockholders, which will take place on Tuesday, November 16, 2021 at 10:00 AM Central Time in meeting rooms A and B on the ground floor of our office building located at 1725 Hughes Landing Blvd., The Woodlands, Texas 77380. Commencing at the start of 2021, our leadership team has made significant progress improving our operational efficiencies, reducing expenses, reducing debt, and executing targeted capital development programs designed to help offset production declines and deliver significant return on investment for our stockholders. While our efforts to further enhance the effectiveness and profitability of our current asset base will continue, we recognize the need to be able to efficiently take advantage of emerging market-place opportunities that can develop long- term value for our stockholders. As such, we are asking our stockholders to approve an increase in our total authorized shares of common stock from 150,000,000 shares to 225,000,000 shares. We have no present plans regarding the issuance of any of the additional shares proposed to be authorized at the special meeting. However, we believe the current environment may provide opportunities that could. Our acquisition strategy at this time is to seek acquisitions that are accretive to existing stockholders and improve our balance sheet. Thank you for your time and consideration of our request. On behalf of the Board of Directors and the entire management team, thank you for your continued support. Your vote is very important to us, and we encourage you to review the enclosed proxy statement and to promptly vote so your shares are represented at the Special Meeting. Best regards, Paul D. McKinney Chairman of the Board of Directors & Chief Executive Officer Anthony B. Petrelli Lead Independent Director Paul D. McKinney

2 {JK01385352.10 } WHAT IS THE PURPOSE OF THE SPECIAL MEETING? At the Special Meeting, our stockholders will act upon the matters outlined in the Notice, including (1) an amendment (the “Articles Amendment”) to our Articles of Incorporation (as amended, the “Articles of Incorporation”) to increase the authorized shares of Common Stock from 150,000,000 to 225,000,000; and (2) the transaction of such other business as may arise that can properly be conducted at the Special Meeting or any adjournment or postponement thereof. WHY IS THE COMPANY REQUESTING THE INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AT THIS TIME? Our Board of Directors considered it advisable and preferable to have a sufficient number of unissued and unreserved authorized shares of Common Stock to provide the Company with enhanced flexibility with respect to our authorized share capital as we consider strategic and financial alternatives that further promote the long-term sustainability of our business. This includes capital raising transactions and acquisitions of oil and gas assets, which may include public offerings for cash. WHAT IS A PROXY? A proxy is another person that you legally designate to vote your stock. If you designate a person or entity as your proxy in a written document, such document is also called a proxy or a proxy card. All duly executed proxies received prior to the Special Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the meeting, in the discretion of the persons named in the proxy. WHAT IS A PROXY STATEMENT? A proxy statement is a document that regulations of the United States Securities and Exchange Commission (the “SEC”) require that we make available to you when we ask you to sign a proxy card to vote your stock at the Special Meeting. This proxy statement describes matters on which we would like you, as a stockholder, to vote and provides you with information on such matters so that you can make an informed decision. WHAT IS “HOUSEHOLDING”? One copy of the Notice and this proxy statement (collectively, the “Proxy Materials”) will be sent to stockholders who share an address, unless they have notified us that they want to continue receiving multiple packages. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householded mailing this year and you would like to have additional copies of the Proxy Materials mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request in writing to Ring Energy, Inc., Attention: Travis T. Thomas, Chief Financial Officer, 1725 Hughes Landing Blvd., Suite 900, The Woodlands, TX 77380, or by telephone by calling (281) 397-3699. You may also contact us in the same manner if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future. The Proxy Materials are also available on our website: www.ringenergy.com. No other portion of the website is part of this proxy statement.

Proxy Statement 3 {JK01385352.10 } WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS? Despite our efforts related to householding, you may receive more than one set of Proxy Materials, including multiple copies of the proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted at the Special Meeting. You can also vote your shares over the phone or Internet. Please see “HOW DO I VOTE MY SHARES?” below for more information. WHO IS ENTITLED TO NOTICE OF THE SPECIAL MEETING? Governing laws as well as our governance documents require our Board to establish a record date in order to determine who is entitled to receive notice of, attend, and vote at the Special Meeting, and any continuations, adjournments, or postponements thereof. The record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting is the close of business on September 27, 2021 (the “Record Date”). As of the Record Date, we had [•] shares of Common Stock outstanding. A list of all stockholders of record entitled to vote at our Special Meeting is on file at our principal office located at 1725 Hughes Landing Blvd, Suite 900, The Woodlands, TX 77380, and will be available for inspection at the Special Meeting. WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING? Subject to the limitations set forth below, stockholders at the close of business on the Record Date may vote at the Special Meeting. If you are a beneficial owner of shares of Common Stock, you must have a legal proxy from the stockholder of record to vote your shares at the Special Meeting. WHAT IS A QUORUM? A quorum is the presence at the Special Meeting, in person or by proxy, of the holders of at least one-third of the shares of our Common Stock outstanding and entitled to vote as of the Record Date. There must be a quorum for the Special Meeting to be held. If a quorum is not present, the Special Meeting may be adjourned until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Special Meeting. WHAT ARE THE VOTING RIGHTS OF OUR STOCKHOLDERS? Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Special Meeting. WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A “STREET NAME” HOLDER? Most stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name. Stockholder of Record. If your shares are registered directly in your name with Standard Registrar and Transfer Company Inc., our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Special Meeting. Street Name Stockholder. If your shares are held in a stock brokerage account or by a bank, fiduciary, or other nominee, you are considered the beneficial owner of shares held in “street name.” In this case, such broker, fiduciary, or other nominee is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote and are also invited to attend the Special Meeting. If you hold your shares through a broker, bank, or other nominee, follow the voting directions provided by your broker, bank, or other nominee to vote your shares. Since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. HOW DO I VOTE MY SHARES? Stockholders of Record: Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods: By Written Proxy. You may indicate your vote by completing, signing, and dating your proxy card and returning it in the enclosed reply envelope. In Person. You may vote in person at the Special Meeting by completing a ballot; however, attending the Special Meeting without completing a ballot will not count as a vote.

4 {JK01385352.10 } By Phone. Use any touch-tone telephone to call 1-800-690-6903 to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. By Internet. Use the Internet to access www.proxyvote.com to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Proxy Statement 5 {JK01385352.10 } Street Name Stockholders: Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods: By Voting Instruction Card. If you hold your shares in street name, your broker, bank, or other nominee will explain how you can access a voting instruction card for you to use in directing the broker, bank, or other nominee how to vote your shares. In Person with a Proxy from the Record Holder. You may vote in person at the Special Meeting if you obtain a legal proxy from your broker, bank, or other nominee. Please consult the instruction card or other information sent to you by your broker, bank, or other nominee to determine how to obtain a legal proxy in order to vote in person at the Special Meeting. If you are a stockholder of record, your shares will be voted by the management proxy holder in accordance with the instructions on the proxy card you submit. For stockholders who have their shares voted by submitting a proxy, the management proxy holder will vote all shares represented by such valid proxies as our Board recommends, unless a stockholder appropriately specifies otherwise. CAN I REVOKE MY PROXY OR CHANGE MY VOTE? Yes. If you are a stockholder of record, you can revoke your proxy at any time before it is voted at the Special Meeting by doing one of the following: Submitting written notice of revocation stating that you would like to revoke your proxy to Ring Energy, Inc., Attention: Travis T. Thomas, Chief Financial Officer, 1725 Hughes Landing Blvd, Suite 900, The Woodlands, TX 77380, which must be received prior to the Special Meeting; Completing, signing, and dating another proxy card with new voting instructions and returning it by mail to Ring Energy, Inc., Attention: Travis T. Thomas, Chief Financial Officer, 1725 Hughes Landing Blvd, Suite 900, The Woodlands, TX 77380 in time to be received, in which case the later submitted proxy will be recorded and earlier proxy revoked; or Attending the Special Meeting, notifying the inspector of elections that you wish to revoke your proxy, and voting your shares in person at the Special Meeting. Attendance at the Special Meeting without submitting a ballot to vote your shares will not revoke or change your vote. If you are a beneficial or street name stockholder, you should follow the directions provided by your broker, bank, or other nominee to revoke your voting instructions or otherwise change your vote before the applicable deadline. You may also vote in person at the Special Meeting if you obtain a legal proxy from your broker, bank, or other nominee as described in “How do I vote my shares” above. WHAT ARE ABSTENTIONS AND BROKER NON-VOTES? An abstention occurs when the beneficial owner of shares, or a broker, bank, or other nominee holding shares for a beneficial owner, is present, in person or by proxy, and entitled to vote at the meeting, but fails to vote or voluntarily withholds its vote for any of the matters upon which the stockholders are voting.

Proxy Statement 7 {JK01385352.10 } If you are a beneficial owner and hold your shares in “street name,” you will receive instructions from your broker, bank, or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the NYSE American LLC (the “NYSE American”). There are non-discretionary matters for which brokers, banks, and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. If a broker, bank, or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, banker, or other nominee should vote your shares, then the broker, bank, or other nominee indicates it does not have authority to vote such shares on its proxy and a “broker non-vote” results. Although any broker non-vote would be counted as present at the Special Meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters. If your shares are held in street name and you do not give voting instructions, the record holder will be permitted to vote your shares with respect to Proposal 1 (Articles Amendment). WHAT VOTE IS REQUIRED FOR THE PROPOSAL TO BE APPROVED? Proposal 1: Approval and adoption of the Articles Amendment, requires the affirmative vote of the holders of a majority of the outstanding voting power. Abstentions will have the effect of a vote AGAINST the proposal. HOW DOES THE BOARD RECOMMEND THAT I VOTE? Our Board recommends a vote FOR the approval and adoption of the Articles Amendment.

8 {JK01385352.10 } WHAT HAPPENS IF I PROVIDE MY SIGNED PROXY BUT DO NOT SPECIFY HOW I WANT MAY SHARES TO BE VOTED, OR IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE SPECIAL MEETING? If you provide us your signed proxy but do not specify how to vote, we will vote your shares as follows: Proposal 1. FOR the approval and adoption of the Articles Amendment. As of the date of this proxy statement, we do not expect any additional matters to be presented for a vote at the Special Meeting. If you grant a proxy, the proxy holder will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting. WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE SPECIAL MEETING? We will bear all expenses of soliciting proxies. We have engaged Broadridge Financial Solutions, Inc. to aid in the distribution of proxy materials and to provide voting and tabulation services for the Special Meeting. Directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with any solicitation. In addition, we may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of our Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. MAY I PROPOSE ACTIONS FOR CONSIDERATION AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS? You may submit proposals for consideration at future stockholder meetings, including director nominations. Please read “Stockholder Proposals and Director Nominations for the 2022 Annual Meeting” for information regarding the submission of stockholder proposals and director nominations for consideration at next year’s Annual Meeting.

Proxy Statement 9 {JK01385352.10 } Background Our Articles of Incorporation currently authorizes a total of 200,000,000 authorized shares of stock, including 150,000,000 shares of the Company’s Common Stock and 50,000,000 shares of preferred stock. After careful consideration, for the reasons discussed below, our Board has adopted and approved and is recommending that our stockholders approve and adopt a proposal to approve and adopt an amendment (the “Articles Amendment”) to our Articles of Incorporation to increase the authorized shares of Common Stock from 150,000,000 to 225,000,000 shares. No increase in the number of shares of authorized preferred stock is being proposed. The text of the proposed Certificate of Amendment to our Articles of Incorporation, which we refer to as the Certificate of Amendment, is attached as Appendix A. For the reasons discussed below, our Board determined that the proposed Articles Amendment was advisable and in the best interests of the Company and its stockholders and approved and adopted the Articles Amendment, subject to stockholder approval at the Special Meeting. The adoption of the Articles Amendment is expressly conditioned upon the approval of the Articles Amendment by our stockholders. Accordingly, if we do not receive the required stockholder approval for the Articles Amendment, we will not adopt the Articles Amendment. If stockholders approve and adopt the Articles Amendment, it will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Nevada, which the Company intends to file shortly after the Special Meeting. Text of the Proposed Amendment The following is the text of the proposed Articles Amendment. The first paragraph of the FOURTH Article of the Articles of Incorporation would be amended and restated to read in its entirety as follows: “The corporation is authorized to issue two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares the corporation is authorized to issue is Two Hundred Seventy-Five Million (275,000,000). The number of shares of Common Stock authorized is Two Hundred Twenty-Five Million (225,000,000) shares, par value $0.001 per share. The number of shares of Preferred Stock authorized is Fifty Million (50,000,000) shares, par value $0.001.” Reasons for the Proposed Amendment After careful consideration, our Board determined, subject to stockholder approval, to approve the Articles Amendment to the Articles of Incorporation to increase the authorized shares of Common Stock from 150,000,000 to 225,000,000 shares. In making this decision, the Board considered it advisable and preferable to have a sufficient number of unissued and unreserved authorized shares of Common Stock to provide the Company with enhanced flexibility with respect to our authorized share capital as the Company considers strategic and financial alternatives that further promote the long-term sustainability of our business. This includes capital raising transactions and acquisitions of oil and gas assets, which may include public offerings for cash. The Articles Amendment to our Articles of Incorporation is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. As is the case with the shares of stock which are currently authorized but unissued, if the Articles Amendment to our Articles of Incorporation is adopted by the Company’s stockholders, the Board will have authority to issue the additional shares of stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation.

10 {JK01385352.10 } Possible Effects of the Proposed Amendment If the proposed Articles Amendment to the Articles of Incorporation to authorize an additional 75,000,000 shares of Common Stock described above is approved and adopted by our stockholders, we will have the authority under our Articles of Incorporation to have up to 225,000,000 shares of Common Stock and 50,000,000 shares of preferred stock issued and outstanding. As of the close of business on the Record Date, we had [•] shares of Common Stock and no shares of preferred stock issued and outstanding. If this proposal is approved, the additional authorized shares of Common Stock may be issued at the discretion of the Company’s Board without further stockholder action, except as may be required by law or the rules of NYSE American. The increase in authorized shares would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, any subsequent issuance of shares of Common Stock, other than on a pro-rata basis to all stockholders, would reduce each stockholder’s proportionate interest in our Company. Any of the additional shares of Common Stock issued in the future would have the same rights and privileges as attach to the Common Stock currently authorized and outstanding and the par value of the Common Stock would remain unchanged at $0.001 par value per share. Those rights do not include preemptive rights with respect to the future issuance of any additional shares. We have not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. Although this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. If the stockholders approve the proposal, the Articles Amendment will become effective upon the filing of the Certificate of Amendment as set out above and in Appendix A with the Secretary of State of the State of Nevada. If Proposal 1 is not approved and adopted by our stockholders, our Articles of Incorporation will not be amended as set forth above and we will continue to have the authority under our Articles of Incorporation to only have up to 150,000,000 shares of Common Stock and 50,000,000 shares of preferred stock issued and outstanding. We would encounter greater difficulty in carrying out our business strategy because we may be unable (1) to issue additional shares of Common Stock to attract new employees or to award current employees for future performance, (2) to raise capital by issuing shares of our Common Stock, and (3) to acquire other businesses or assets in exchange for shares of our Common Stock. Interests of Directors and Executive Officers No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in the share increase proposed above that is not shared by all other stockholders. Vote Required The affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve and adopt the proposed amendment to the Articles of Incorporation to increase the authorized shares of Common Stock from 150,000,000 to 225,000,000. BOARD RECOMMENDATION ON PROPOSAL THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK F R O M 150,000,000 TO 225,000,000 . THE MANAGEMENT PROXY HOLDER WILL VOTE ALL PROPERLY SUBMITTED PROXIES FOR THE PROPOSAL UNLESS PROPERLY INSTRUCTED OTHERWISE.

Proxy Statement 11 {JK01385352.10 } SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT The following table sets forth certain information furnished by current management and others, concerning the ownership of our Common Stock by (i) each person who is known to us to be the beneficial owner of more than five percent (5%) of our Common Stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and Named Executive Officers; and (iii) our directors and executive officers as a group. The mailing address for each of the persons indicated in the table below is our corporate headquarters. The percentage ownership is based on shares outstanding as of September 27, 2021. Beneficial ownership is determined under the rules of the SEC. In general, these rules attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes, among other things, securities that an individual has the right to acquire within 60 days. Unless otherwise indicated, the stockholders identified in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

12 {JK01385352.10 } (other than directors and executive officers) (1)Includes 35,700 Common Stock warrants to purchase shares of Common Stock on a one-to-one basis at an exercise price of $0.80 per share that expire on October 29, 2025. (2)Represents the following number of unvested shares received pursuant to restricted stock awards that are subject to forfeiture: Mr. McKinney – 658,138; Mr. Thomas – 221,685; Mr. Brooks – 271,685; Mr. Baghdati – 271,685; Mr. Dyes – 271,685; Mr. Woodrum – 183,763; Mr. Petrelli – 183,763; Ms. Roesener – 183,763; Mr. Crum – 183,763; Mr. Harris – 183,763; Mr. Mitchell – 183,763; and all directors and named executive officers as a group – 2,797,456. (3)Based on a Form 4 filed with the SEC on November 13, 2020. Mr. Hoffman served as our Chief Executive Officer and Director until October 1, 2020. Open market purchases or sales, if any, by Mr. Hoffman of our Common Stock since the date that he ceased serving as our Chief Executive Officer and Director are not known by us or reported in the table. (4)Mr. Broaddrick served as our Chief Financial Officer until March 24, 2021. Open market purchases or sales, if any, by Mr. Broadrick of our Common Stock since the date that he ceased serving as our Chief Financial Officer and Director are not known by us or reported in the table. Includes 60,000 shares issuable upon the exercise of stock options that are currently exercisable. (5)Mr. Fowler served as our President until December 31, 2020. Open market purchases or sales, if any, by Mr. Fowler of our Common Stock since the date that he ceased serving as our President are not known by us or reported in the table. (6)Mr. Wilson served as our Executive Vice President until December 31, 2020. Open market purchases or sales, if any, by Mr. Wilson of our Common Stock since the date that he ceased serving as our Executive Vice President are not known by us or reported in the table. (7)Includes 85,000 shares issuable upon the exercise of stock options that are currently exercisable. (8)Includes 50,000 shares issuable upon the exercise of stock options that are currently exercisable. (9)Includes 8,000 shares of common stock held by Eugene Neidiger Life Insurance Trust. Does not include 850 shares of Common Stock held as custodian for minor-son but has no pecuniary interest, or 850 shares of Common Stock held as custodian but has no pecuniary interest. Ms. Roesener disclaims beneficial ownership of such shares of Common Stock. (10)Includes 195,000 shares issuable upon the exercise of stock options that are currently exercisable. Also includes 35,700 Common Stock warrants to purchase shares of Common Stock on a one-to-one basis at an exercise price of $0.80 per share that expire on October 29, 2025. (11)Based on a Schedule 13D/A filed with the SEC on April 1, 2021 reporting shares of Common Stock beneficially owned by Dr. Simon G. Kukes and Mr. J. Douglas Schick. Dr. Kukes reports sole voting and dispositive power over 6,600,180 shares and Mr. Schick reports sole voting and dispositive power over 7,500 shares. The address of the reporting persons is 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079. (12) Based on a Schedule 13G filed with the SEC on June 1, 2021, reporting shares of Common Stock beneficially owned by Jack Yetiv reports sole voting and dispositive power over 7,650,310 shares. The address of the reporting person is 10120 Westview Drive, Suite 2110, Houston, Texas 77043. (13)Based on a Schedule 13G/A filed with the SEC on February 9, 2021 and a Form 4 filed with the SEC on August 23, 2021 reporting shares of Common Stock beneficially owned by William R. Kruse and Deborah L. Kruse. Mr. Kruse reports sole voting and dispositive power over 1,014,300 shares. Mr. and Mrs. Kruse report shared voting and dispositive power over 9,036,382 shares in accounts as joint tenants with right of survivorship. Mr. Kruse also has 1,000,000 Common Stock warrants to purchase shares of Common Stock on a one-to-one basis at an exercise price of $0.80 per share and expire on October 29, 2025. The address of the reporting persons is 1340 S. Main Street, Suite 300, Grapevine Texas, 76051. (14)Based on the Schedule 13G/A filed with the SEC on February 2, 2021 reporting shares of Common Stock beneficially owned by Empery Asset Management, LP (“Empery”), Ryan M. Lane and Martin D. Hoe, reporting as a group. Each of Empery, Mr. Lane and Mr. Hoe have shared voting power and shares dispositive power over 398,077 shares of Common Stock, SHARES OF COMMON STOCK BENEFICIALLY OWNED NAME OF BENEFICIAL OWNER NUMBER APPROXIMATE PERCENT Named Executive Officers and Directors Paul D. McKinney(1)(2) 693,838 * Kelly Hoffman(3) 309,041 * Travis T. Thomas(2) 221,685 * William R. Broaddrick(4) 161,360 * Stephen D. Brooks(2) 271,685 * Marinos Baghdati(2) 271,685 * Alexander Dyes(2) 271,685 * David A. Fowler(5) 294,100 * Daniel D. Wilson(6) 181,200 * Clayton E. Woodrum(2) 419,811(7) * Anthony B. Petrelli(2) 494,963(8) * Regina Roesener(2) 257,363(9) * John A. Crum(2) 183,763 * Richard E. Harris(2) 183,763 * Thomas L. Mitchell(2) 183,763 * All directors and executive officers as a group (15 persons) (2)(10) 4,399,705 [4.4]% 5% Stockholders or Greater Stockholders Dr. Simon G. Kukes Group(11) 6,607,680 6.7% Jack Yetiv(12) 7,650,310 7.7% William R. Kruse(13) 12,939,734 13.0% Empery Asset Management LP(14) 35,255,077 35.5% * Represents beneficial ownership of less than 1%

Proxy Statement 13 {JK01385352.10 } 13,428,500 shares of Common Stock issuable upon exercise of pre-funded warrants and 21,428,500 shares of Common Stock issuable upon exercise of Warrants. The address of the reporting person is 1Rockefeller Plaza, Suite 1205, New York, New York, 10020.

14 {JK01385352.10 } Changes in Control There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company. RESTRICTED STOCK GRANTED THAT HAS NOT VESTED NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER COMPENSATION PLANS (EXCLUDING SECURITIES IN COLUMN (a))

Proxy Statement 15 {JK01385352.10 } Pursuant to the rules promulgated by the SEC, stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2022 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. Rule 14a-8 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, proposals that stockholders intend to have included in the Company’s proxy statement and form of proxy for the 2022 annual meeting of stockholders must be received by the Company no later than December 23, 2021. However, if the date of the 2022 annual meeting of stockholders changes by more than 30 days from the date of the 2021 annual meeting of stockholders, the deadline will be a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a Quarterly Report on Form 10-Q or will otherwise be communicated to stockholders. Stockholder proposals must also be otherwise eligible for inclusion. In addition to the requirements of Rule 14a-8, and as more specifically provided for in our bylaws, in order for a nomination of persons for election to our Board or a proposal of business to be properly brought before our annual meeting of stockholders, nominations for election as a director and proposals for stockholder action may be made only by stockholders of the Company of record by giving written notice delivered or mailed to the Secretary of the Company: (a) in the case of an annual meeting of stockholders that is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than one hundred twenty (120) days prior to such anniversary date; and (b) in the case of an annual meeting of stockholders that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, or in the case of a special meeting of stockholders, not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. If the date of the 2022 annual meeting of stockholders is the same as the date of the 2021 annual meeting of stockholders, a stockholder making a nomination for election to our Board or a proposal of business for the 2022 annual meeting of stockholders must deliver proper notice to us no later than the close of business on January 25, 2022. Proposals must also comply with the provisions contained in our bylaws relating to stockholder proposals, including provision of the information specified in our bylaws, such as information concerning the nominee or the proposal. Any proposals that do not meet the requirements set forth in our bylaws, other than proposals submitted in compliance with SEC Rule 14a-8 under the Exchange Act, will be declared out of order and will not be considered at the 2022 annual meeting of stockholders. OTHER BUSINESS Our Board knows of no matter other than those described herein that will be presented for consideration at the Special Meeting. However, should any other matters properly come before the Special Meeting or any postponements or adjournments thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of our Company and our stockholders.

16 {JK01385352.10 } ANNUAL REPORT A copy of our Annual Report on Form 10-K, and as amended on Form 10-K/A, for the year ended December 31, 2020, excluding exhibits, is available at www. ringenergy.com, and will be furnished at no charge to each person to whom a proxy statement is delivered upon the request of such person. Exhibits to the Annual Report on Form 10-K and Form 10- K/A are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Such requests should be directed to: Ring Energy, Inc., Attention: Travis T. Thomas, Chief Financial Officer, 1725 Hughes Landing Blvd., Suite 900, The Woodlands, TX 77380 or call (281) 397-3699. The Woodlands, Texas [_•_], 2021 By Order of the Board of Directors, Travis T. Thomas Executive Vice President, Chief Financial Officer, Corporate Secretary & Treasurer

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION, AS AMENDED OF RING ENERGY, INC. Ring Energy, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the Nevada Business Corporation Act: DOES HEREBY CERTIFY: 1. That the Board of Directors of the Corporation has duly adopted resolutions setting forth a proposed amendment to the existing Articles of Incorporation, as amended February 6, 2013 (the “Articles of Incorporation”), and declaring said amendment to be advisable. This amendment amends the Articles of Incorporation as follows: The fourth article of the Articles of Incorporation be amended and restated in its entirety to read as follows: FOURTH The corporation is authorized to issue two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares the corporation is authorized to issue is Two Hundred Seventy-Five Million (275,000,000). The number of shares of Common Stock authorized is Two Hundred Twenty-Five Million (225,000,000) shares, par value $0.001 per share. The number of shares of Preferred Stock authorized is Fifty Million (50,000,000) shares, par value $0.001. a) Common Stock. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein or in the By-Laws of the Corporation, or in any amendment hereto or thereto, shall be vested in the Common Stock. b) Preferred Stock. Except as otherwise provided herein or required by law, the Board of Directors is hereby vested with the authority to provide, out of the unissued shares of Preferred Stock, for one or more classes or series of Preferred Stock and, with respect to each such class or series, to prescribe the classes, series and the number of each class or series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of Preferred Stock. 2. That the requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with the Articles of Incorporation and the Nevada Business Corporation Act. * * *

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed these Articles of Amendment to the Articles of Incorporation as of ___________, 2021. RING ENERGY, INC. By: Name: Title: [Signature Page to Articles of Amendment]

{JK01385352.10 } 1725 Hughes Landing Blvd., Suite 900 The Woodlands, TX 77380

FORM OF PROXY SPECIAL MEETING OF THE SHAREHOLDERS OF RING ENERGY, INC. PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The Board of Directors recommends a vote FOR all of the Proposals. Proposal 1 → FOR AGAINST ABSTAIN To approve and adopt an amendment to Ring Energy Inc.’s Articles of Incorporation to increase the number of authorized shares of common stock from One Hundred Fifty Million (150,000,000) to Two Hundred Twenty-Five Million (225,000,000). Proposal 2 FOR AGAINST ABSTAIN To authorize the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt the proposal listed above. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: MARK HERE FOR ADDRESS CHANGE New Address (if applicable): ____________________________ ____________________________ ____________________________ IMPORTANT: Please print your name and sign exactly as your name appears in the records of the company. When shares are held by joint tenants, both should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give your full title as such. If the signer is a company, please provide the full name of the company and a signature from a duly authorized officer, giving the officer’s full title as such. If your shares are held at a brokerage house, please indicate in the space provided the name of the brokerage house and the number of shares held. Dated: ________________________, 2021 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com RING ENERGY, INC. Special Meeting of Stockholders Tuesday, November 16, 2021, 10:00 a.m. Central Time This proxy is solicited on behalf of the Board of Directors The undersigned, a stockholder of RING ENERGY, INC. (the “Company”), having received the Notice of Special Meeting of Stockholders and Proxy Statement dated ____, 2021, does hereby appoint Travis T. Thomas, proxy and attorney-in-fact with full power of substitution, for and in the name of the undersigned to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at Ring Energy’s office building, meeting rooms A and B, ground floor, located at 1725 Hughes Landing Blvd., The Woodlands, Texas 77380, on November 16, 2021, at 10:00 a.m. Central Time, or at any adjournment or postponement thereof, and to vote all shares of the Company’s voting securities that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may property come before the meeting, as designated below. The proxy will be voted as directed, or if no contrary direction is indicated, will be voted FOR Proposals 1 and 2, and as the Board may recommend on such other business as may property come before the Special Meeting of Stockholders.